Summary Prospectus Supplement

June 20, 2017

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated June 20, 2017 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus dated May 1, 2017

U.S. Real Estate Portfolio (Class I) (the "Fund")

The maximum expense ratio of the Fund's Class I shares has been decreased, effective July 1, 2017. Accordingly, effective July 1, 2017, the Summary Prospectus is hereby amended as follows:

The Annual Fund Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses of the Fund (Class I)—Annual Fund Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Advisory Fee	0.80%
Distribution (12b-1) Fee	None
Other Expenses	0.26%
Total Annual Fund Operating Expenses*	1.06%
Fee Waiver and/or Expense Reimbursement*	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.90%

The Example information under the section of the Summary Prospectus entitled "Fees and Expenses of the Fund (Class I)—Example" is hereby deleted in its entirety and replaced with the following:

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Real Estate Portfolio	$92	$321	$569	$1,280

The footnote following the Example information under the section of the Summary Prospectus entitled "Fees and Expenses of the Fund (Class I)—Example" is hereby deleted in its entirety and replaced with the following:

*  The Fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Please retain this supplement for future reference.